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                                                                  EXHIBIT 10.19F

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                   AMENDMENT TO MASTER PARTICIPATION AGREEMENT

                            Dated as of April 1, 1999

                                      among

                  ASSET XVI HOLDINGS COMPANY, L.L.C., as Lessor

                      EAGLE USA AIRFREIGHT, INC., as Lessee

                                       and

                        BANK ONE, TEXAS, N.A., as Lender

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                                 Lease Financing
                         for Eagle USA Airfreight, Inc.
                          Corporate Real Estate Program


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                   AMENDMENT TO MASTER PARTICIPATION AGREEMENT

            THIS AMENDMENT TO MASTER PARTICIPATION AGREEMENT (this "Amendment"), dated as of April 1, 1999, is among ASSET XVI HOLDINGS COMPANY, a Massachusetts limited liability company, as Lessor, EAGLE USA AIRFREIGHT, INC., a Texas corporation, as Lessee, and BANK ONE, TEXAS, N.A., a national banking association, as Lender. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to that certain Master Participation Agreement, dated as of April 3, 1998 among the parties hereto (the "Participation Agreement").

                                  WITNESSETH:

            WHEREAS, pursuant to the Participation Agreement, the Lessor has agreed to make Advances in respect of Funding Requisitions in respect of Properties the Parcel Closing Date for which shall have occurred prior to April 1, 1999; and

            WHEREAS, the Lessee anticipates requesting the Lessor to acquire one or more Properties after April 1, 1999; and

            WHEREAS, the Lender is willing to make Advances in respect of Properties for which the Parcel Closing Date is after April 1, 1999, but on or before April 1, 2000.

            NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                      EXTENSION OF DATE FOR INITIAL ADVANCES

            (a) The Participation Agreement is hereby amended by deleting the second sentence of Section 2.2 (b) thereof and inserting in lieu thereof the following: "Beginning with a date at least three Business Days prior to the Parcel Closing Date for each Property, and on any date thereafter to and including the third Business Day next preceding the Commitment Deadline, the Lessee, acting for itself and on behalf of the Lessor, shall have the right to submit to the Lessor and the Lender a Funding Requisition requesting a Loan Advance and a Contribution Advance (together, a "Funding") for Property Costs related to such Property; provided, however, that neither the Lender nor the Lessor shall be obligated to honor any Funding Requisition with respect to any Property as to which the Parcel Closing Date did not occur prior to April 1, 2000".

            (b) Notwithstanding the terms and provisions of the Operative Documents, the term "Commitment Deadline" as used in the Participation Agreement shall mean the later of (i) April 1, 2000 or (ii) the Final Completion Date.



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                                    SECTION 2
                                  MISCELLANEOUS

            SECTION 2.1 Ratification of Operative Documents. Except as modified and amended hereby, the Participation Agreement and the other Operative Documents shall each remain unmodified and in full force and effect.

            SECTION 2.2 Counterparts. This Amendment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Amendment, (a) the signature pages taken from the separate individually executed counterparts of this Amendment may be combined to form multiple fully executed counterparts and
(b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Amendment shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

            SECTION 2.3 Effective Date. The effective date of this Amendment shall be April 1, 1999.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                   EAGLE USA AIRFREIGHT, INC., as Lessee
Witnesses:

                                   By:
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                                   Name:
                                        ---------------------------------------
                                   Title:
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                                   ASSET XVI HOLDINGS COMPANY, L.L.C.,
                                   as Lessor

                                   By    Asset Holdings Corporation I, a
                                         Delaware corporation, its managing
                                         member

                                         By:
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                                         Name:
                                              ---------------------------------
                                         Title:
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                                   BANK ONE, TEXAS, N.A., as Lender

                                   By:
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                                   Name:
                                        ---------------------------------------
                                   Title:
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